UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – October 8, 2007

ONCOR ELECTRIC DELIVERY COMPANY LLC
(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONCOR ELECTRIC DELIVERY TRANSITION
BOND COMPANY LLC
(Exact name of registrant as specified in its charter)

DELAWARE	333-91935	75-2851358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Bryan Street, Dallas, Texas 75201
(Address of principal executive offices, including zip code)

Registrants’ telephone number, including Area Code – (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This report is being furnished by Oncor Electric Delivery Transition Bond Company LLC (“Oncor BondCo”) pursuant to Section 3.07(h) of the Indenture dated as of August 21, 2003 between Oncor BondCo, as Issuer and The Bank of New York, as Indenture Trustee.

ITEM 8.01.  OTHER EVENTS

On October 8, 2007, Fitch Ratings, Ltd. (“Fitch”) and on October 9, 2007, both Moody’s Investor Services, Inc. (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”) released revised corporate and facility ratings for Oncor Electric Delivery Company LLC (“Oncor”). Oncor’s ratings profile is detailed in the table below.

Oncor ratings profile
	Moody's	S&P	Fitch
Issuer credit rating	Ba1	BBB-	BBB-
Senior unsecured rating	Ba1	BBB-	BBB-
Senior secured rating	Ba1	BBB-	BBB
Outlook	Stable	Watch Developing	Stable

A rating reflects only the view of a rating agency, and is not a recommendation to buy, sell or hold securities.  Any rating can be revised upward or downward at any time by a rating agency if such rating agency decides that circumstances warrant such a change.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the following registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC
By:	/ s / John M. Casey
Name:	John M. Casey
Title:	Treasurer

ONCOR ELECTRIC DELIVERY TRANSITION BOND COMPANY LLC
By:	/ s / John M. Casey
Name:	John M. Casey
Title:	Treasurer

Dated:  October 17, 2007

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